Exhibit 4.4

             SERIES G                                       SERIES G

THIS CERTIFICATE IS TRANSFERABLE IN
   NEW YORK, NY OR IN CHICAGO, IL

                                    GLIMCHER
                                  REALTY TRUST

Certificate                                                               Shares
Number


                              GLIMCHER REALTY TRUST
  A REAL ESTATE INVESTMENT TRUST FORMED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS CERTIFIES THAT                                         CUSIP 379302 40 9
                              XXXXXXXXXXXXXXXXXXXXXX   SEE REVERSE FOR IMPORTANT
                                                           NOTICE ON TRANSFER
                                                            RESTRICTIONS AND
                                                           OTHER INFORMATION

is the owner of

                              XXXXXXXXXXXXXXXXXXXXXX


                  FULLY PAID AND NONASSESSABLE 8.125% SERIES G
                    CUMULATIVE REDEEMABLE PREFERRED SHARES,
               $.01 PAR VALUE PER SHARE, OF BENEFICIAL INTEREST OF


Glimcher Realty Trust (the "Trust"), transferable on the books of the Trust by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Trust has caused this Certificate to be executed on its behalf by its duly authorized officers.

                                         DATED

President                                COUNTERSIGNED AND REGISTERED:
                                         COMPUTERSHARE INVESTOR SERVICES, L.L.C.
                                         (CHICAGO)
                                         TRANSFER AGENT AND REGISTRAR


                                         By
                                           -------------------------------------
Secretary                                           Authorized Signature


                             GLIMCHER REALTY TRUST
                                  FORMED 1993
                                    MARYLAND

                        SECURITY INSTRUCTIONS ON REVERSE

                                                                           14969

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT- ........................Custodian........................
                            (Cust)                           (Minor)

                   under Uniform Gifts to Minors Act........................
                                                             (State)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                                IMPORTANT NOTICE

GLIMCHER REALTY TRUST

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(C) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF BENEFICIAL INTEREST OF EACH CLASS WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, AND ANY AMENDMENTS THERETO, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER AND TO REQUIREMENTS OF NOTICE AND INFORMATION FOR THE PURPOSE OF THE TRUSTS MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). IF THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED HEREBY WILL AUTOMATICALLY BECOME EXCESS SHARES (AS DEFINED IN THE DECLARATION OF TRUST OF THE TRUST) WHICH MAY BE PURCHASED BY THE TRUST AT ITS SOLE DISCRETION. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, AND ANY AMENDMENTS THERETO, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

For value received, _________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
                              ----------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint
----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the Trust with full power of substitution in the premises.


Dated: _______________ 20____          Signature:_______________________________


                                       Signature:_______________________________

                                                 Notice: THE SIGNATURE(S) TO
                                                         THIS ASSIGNMENT MUST
                                                         CORRESPOND WITH THE
                                                         NAME AS WRITTEN UPON
                                                         THE FACE OF THE
                                                         CERTIFICATE IN EVERY
                                                         PARTICULAR, WITHOUT
                                                         ALTERATION OR
                                                         ENLARGEMENT OR ANY
                                                         CHANGE WHATSOEVER.

                         SIGNATURE(S) GUARANTEED:_______________________________
                                                 THE SIGNATURE(S) SHOULD BE
                                                 GUARANTEED BY AN ELIGIBLE
                                                 GUARANTOR INSTITUTION (BANKS,
                                                 STOCKBROKERS, SAVINGS AND LOAN
                                                 ASSOCIATIONS AND CREDIT UNIONS
                                                 WITH MEMBERSHIP IN AN APPROVED
                                                 SIGNATURE MEDALLION PROGRAM),
                                                 PURSUANT TO S.E.C. RULE
                                                 17Ad-15.